UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 29, 2015 (June 23, 2015)

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105-3443 (Zip Code)

(314) 480-1400 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

New Senior Unsecured Credit Facility

On June 23, 2015, Olin Corporation (“Olin”) and its indirectly wholly-owned subsidiary Olin Canada ULC (“Olin Canada”) entered into a Credit Agreement (the “Credit Agreement”) with a syndicate of lenders and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), in connection with the proposed combination of Olin’s business with The Dow Chemical Company’s (“TDCC”) chlorine products business (the “Business”), through the merger (the “Merger”) of Blue Cube Acquisition Corp., Olin’s wholly-owned subsidiary, and Blue Cube Spinco Inc. (“Spinco”), a wholly-owned subsidiary of TDCC. The Merger and the transactions related to the Merger are described in Olin’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2015, as amended by Amendment No. 1, filed with the SEC on June 22, 2015, are referred to herein as the “Transactions”. The Credit Agreement provides for (i) a revolving credit facility under which Olin and Olin Canada may obtain loans and letters of credit in an aggregate amount of up to $500,000,000 (the “Revolving Credit Facility”) and (ii) a term credit facility (the “Term Loan Facility”) under which Olin may obtain term loans in an aggregate amount of up to $1,350,000,000, subject to reduction by the aggregate amount of term loans funded to Spinco under the Spinco Credit Agreement (as defined below).

Loans and letters of credit under the Senior Credit Facilities will be available upon the consummation of the Transactions (the “Closing Date”), subject to customary conditions precedent for facilities of this type, including among others (a) the accuracy of certain representations and warranties related to Olin and Spinco, (b) the absence of a material adverse change in the business, results of operations or financial condition of the Business, (c) the substantially concurrent closing of the Merger, (d) the substantially concurrent refinancing of Olin’s existing $415,000,000 senior credit facilities (the “Existing Senior Facilities”) and the credit agreement governing the existing indebtedness of Dow-Mitsui Chlor-Alkali LLC, a joint venture between TDCC and Mitsui & Co. Texas Chlor-Alkali, Inc. and (e) the receipt by the Administrative Agent of copies of any IRS letter ruling and the legal opinions delivered to TDCC, Spinco and/or Olin regarding the tax-free nature of certain components of the Transactions. The commitments in respect of the Senior Credit Facilities will automatically terminate if the Closing Date has not occurred on or prior to December 26, 2015, subject to extension to March 26, 2016 if the outside closing date for the Merger has been extended in order to obtain certain antitrust approvals or because of an injunction or other law or government order that makes the consummation of the Transactions illegal.

The proceeds of the Term Loan Facility will be used to (i) refinance indebtedness outstanding under the Existing Senior Facilities, (ii) pay fees and expenses in connection with the Transactions and (iii) obtain additional funds for general corporate purposes. The proceeds of the Revolving Credit Facility will be used for general corporate purposes.

The obligations under the Senior Credit Facilities are obligations of Olin and, with respect to advances made under the Revolving Credit Facility, Olin Canada, and are unsecured. The obligations of Olin Canada under the Senior Credit Facilities are guaranteed by Olin and, following the closing of the Merger, will be guaranteed by Spinco. Borrowings under the Senior Credit Facilities will bear interest at a per annum rate equal to a “base rate” or “Eurodollar rate” plus an interest rate spread determined by reference to a pricing grid based on Olin’s total leverage ratio.

Revolving borrowings and issuances of letters of credit under the Senior Credit Facilities are subject to the satisfaction of customary conditions, including the accuracy of representations and warranties and the absence of defaults.

The Senior Credit Facilities contain customary representations, warranties and affirmative and negative covenants which are substantially similar to those included in Olin’s Existing Senior Facilities, except that (i) Olin will be required to maintain a total leverage ratio of no more than 4.50 to 1.00 as of the end of each of the first six full fiscal quarters ending after the Closing Date, no more than 4.25 to 1.00 as of the end of each of the next two fiscal quarters ending after the Closing Date, no more than 4.00 to 1.00 as of the end of each of the next two fiscal quarters ending after the Closing Date and no more than 3.75 to 1.00 as of the end of each fiscal quarter thereafter and (ii) Olin will be required to maintain an interest coverage ratio of not less than 3.50 to 1:00 as of the end of each full fiscal quarter ending after the Closing Date. The obligations of Olin and Olin Canada under the Senior Credit Facilities may be accelerated upon customary events of default, including non−payment of principal or interest, breaches of covenants, cross−defaults to other material debt and specified bankruptcy events.

After entering into the Credit Agreement, Olin was able to reduce their commitments made to it by certain commitment parties under the Bridge Commitment Letter dated as of March 26, 2015 by $1,435,000,000.

Amendment to the Credit and Funding Agreement

On June 23, 2015, Olin entered into Amendment No. 4 (the “Amendment”), among Olin, certain lenders party thereto and PNC Bank, National Association, as administrative agent, to the Credit and Funding Agreement dated as of December 9, 2010, as amended by the First Amendment thereto dated as of December 27, 2010, the Second Amendment thereto dated as of April 27, 2012, and the Third Amendment thereto dated as of June 23, 2014 (the “Credit and Funding Agreement”), in connection with Olin’s agreement to acquire the Business from TDCC through the Merger. The Amendment (i) provides that subsidiaries of Olin may, at Olin’s election, guarantee Olin’s obligations under the Credit and Funding Agreement and become “guarantors” for purposes of the Credit and Funding Agreement, (ii) amends the limitation on indebtedness of subsidiaries of Olin, effective from and after the consummation of the Merger, to exclude guarantor subsidiaries from the limitation on indebtedness, (iii) increases the maximum total leverage ratio of Olin to (a) 4.50 to 1.00 as of the end of each of the first six full fiscal quarters ending after the consummation of the Merger, (b) 4.25 to 1.00 as of the end of each of the next two full fiscal quarters ending after the consummation of the Merger, (c) 4.00 to 1.00 as of the end of each of the next two fiscal quarters ending after the consummation of the Merger and (d) 3.75 to 1.00 as of the end of each fiscal quarter thereafter and (iv) decreases the minimum interest coverage ratio of Olin to 3.50 to 1.00 as of the end of each full fiscal quarter ending after the consummation of the Merger.

After entering into the Amendment, Olin was able to reduce the commitments made to it by certain commitment parties under the Bridge Commitment Letter dated as of March 26, 2015 by $153,000,000.

ITEM 2.03 – CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information set forth under “Item 1.01 – Entry into a Material Definitive Agreement” is incorporated herein by reference.

ITEM 8.01 – OTHER EVENTS
On June 23, 2015, Spinco entered into a Credit Agreement (the “Spinco Credit Agreement”) with a syndicate of lenders and Wells Fargo Bank, National Association, as administrative agent, in connection with the Transactions.  The Spinco Credit Agreement provides for a term credit facility (the “Spinco Term Facility”) under which Spinco may obtain term loans in an aggregate amount of up to the lesser of (i) $1,050,000,000 and (ii) the Below Basis Amount (as defined below).  The proceeds of the Spinco Term Facility will be used to finance the cash payment to be made in connection with the Transactions by Spinco to TDCC in an amount equal to $875,000,000, subject to increase or decrease if elected by TDCC in accordance with the terms of the Separation Agreement dated as of March 26, 2015, between TDCC and Spinco (the “Below Basis Amount”).
Forward-Looking Statements
This communication includes forward-looking statements.  These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which Olin and TDCC’s chlorine products business operate.  These statements may include statements regarding the proposed combination of TDCC’s chlorine products business with Olin in a “Reverse Morris Trust” transaction, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Olin’s and TDCC’s  chlorine products businesses’ future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies and competition.

The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties. We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “plan,” “estimate,” “will,” and variations of such words and similar expressions in this communication to identify such forward-looking statements.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control.  Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to:  factors relating to the satisfaction of the conditions to the proposed transaction, including regulatory approvals and the required approvals of Olin’s shareholders; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that Olin may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all; the integration of the TDCC’s chlorine products business being more difficult, time-consuming or costly than expected; the effect of any changes resulting from the proposed transaction in customer, supplier and other business relationships; general market perception of the proposed transaction; exposure to lawsuits and contingencies associated with TDCC’s  chlorine products business; the ability to attract and retain key personnel; prevailing market conditions; changes in economic and financial conditions of Olin and TDCC’s chlorine products business; uncertainties and matters beyond the control of management; and the other risks detailed in Olin’s Form 10-K for the fiscal year ended December 31, 2014 and Olin’s Form 10-Q for the fiscal quarter ended March 31, 2015.  These risks, as well as other risks associated with Olin, TDCC’s chlorine products business and the proposed transaction are also more fully discussed in the prospectus included in the registration statement on Form S-4 filed with the SEC by Olin on June 22, 2015 and the preliminary proxy statement on Schedule 14A filed with the SEC by Olin on June 22, 2015.  The forward-looking statements should be considered in light of these factors.  In addition, other risks and uncertainties not presently known to Olin or that Olin considers immaterial could affect the accuracy of our forward-looking statements.  The reader is cautioned not to rely unduly on these forward-looking statements. Olin and TDCC undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

 Additional Information and Where to Find It
In connection with the proposed combination of Olin with the chlorine products business of TDCC, Spinco filed a registration statement on Form S-4 containing a prospectus and Olin has filed a preliminary proxy statement on Schedule 14A and a registration statement on Form S-4 containing a prospectus with the Securities and Exchange Commission (the “SEC”). Both Olin and Spinco expect to file amendments to these filings before they become effective. INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PRELIMINARY PROXY STATEMENT AND ANY FURTHER AMENDMENTS WHEN THEY BECOME AVAILABLE AS WELL AS ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OLIN, TDCC, SPINCO AND THE PROPOSED TRANSACTION. Investors and securityholders may obtain a free copy of the registration statements/prospectuses and preliminary proxy statement and any further amendments (when available) and other documents filed by Olin, TDCC and Spinco with the SEC at the SEC’s website at http://www.sec.gov. Free copies of these documents and any further amendments, once available, and each of the companies’ other filings with the SEC, may also be obtained from the respective companies by directing a request to Olin at Olin Corporation, ATTN: Investor Relations, 190 Carondelet Plaza, Suite 1530, Clayton, Missouri 63105 or TDCC or Spinco at The Dow Chemical Company, 2030 Dow Center, Midland, Michigan 48674, ATTN: Investor Relations, as applicable.

Participants in Solicitation
This communication is not a solicitation of a proxy from any investor or securityholder.  However, Olin, TDCC, Spinco and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from shareholders of Olin in respect of the proposed transaction under the rules of the SEC.  Information regarding Olin’s directors and executive officers is available in Olin’s 2014 Annual Report on Form 10-K filed with the SEC on February 25, 2015, in its definitive proxy statement for its 2015 Annual Meeting of Shareholders filed March 4, 2015, and in its preliminary proxy statement filed with the SEC on June 22, 2015. Information regarding TDCC’s directors and executive officers is available in TDCC’s Annual Report on Form 10-K filed with the SEC on February 13, 2015, and in its definitive proxy statement for its annual meeting of shareholders filed March 27, 2015. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

ITEM 9.01 – EXHIBITS.

(d) Exhibit No.	Exhibit

10.1	Credit Agreement, dated as of June 23, 2015, among Olin Corporation, Olin Canada, the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent.

10.2	Credit Agreement, dated as of June 23, 2015, among Blue Cube Spinco Inc., the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent.

10.3
Amendment No. 4, dated as of June 23, 2015, among Olin Corporation, certain lenders party thereto and PNC Bank, National Association, as administrative agent, to the Credit and Funding Agreement dated as of December 9, 2010, as amended by the First Amendment thereto dated as of December 27, 2010, the Second Amendment thereto dated as of April 27, 2012, and the Third Amendment thereto dated as of June 23, 2014 , by and among Olin, the lenders and other parties from time to time party thereto and PNC Bank, National Association, as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ George H. Pain
Name: George H. Pain
Title: Senior Vice President, General Counsel and Secretary

Date:  June 29, 2015

EXHIBIT INDEX

(d) Exhibit No.	Exhibit

10.1	Credit Agreement, dated as of June 23, 2015, among Olin Corporation, Olin Canada, certain lenders from time to time party thereto and Wells Fargo Bank, National Association as administrative agent.

10.2	Credit Agreement, dated as of June 23, 2015, among Blue Cube Spinco Inc., the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent.

10.3
Amendment No. 4, dated as of June 23, 2015, among Olin Corporation, certain lenders party thereto and PNC Bank, National Association, as administrative agent, to the Credit and Funding Agreement dated as of December 9, 2010, as amended by the First Amendment thereto dated as of December 27, 2010, the Second Amendment thereto dated as of April 27, 2012, and the Third Amendment thereto dated as of June 23, 2014 , by and among Olin, the lenders and other parties from time to time party thereto and PNC Bank, National Association, as administrative agent.